Exhibit 10.3

(1 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY S. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

June 24, 2010

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos C.P. 11311

México

Dear Dr. Suárez Coppel:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ending December 31, 2009 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated February 1, 2010, as an exhibit to the Form 20-F. We have audited the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2009, for 25 fields located offshore Mexico in the Northeastern Marine Region. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ Robert C. Barg
Robert C. Barg, P.E.
President

1601 ELM STREET, SUITE 4500 • DALLAS, TEXAS 75201-4754 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3

(2 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY S. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

June 24, 2010

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos C.P. 11311

México

Dear Dr. Suárez Coppel:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ending December 31, 2009 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated February 1, 2010, as an exhibit to the Form 20-F. We have audited the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2009, for 120 fields located onshore Mexico in the Southern Region. These estimates were prepared by Premex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ Robert C. Barg
Robert C. Barg, P.E.
President

1601 ELM STREET, SUITE 4500 • DALLAS, TEXAS 75201-4754 • PH: 214-969-5401 • FAX: 214-969-5411